THE GABELLI DIVIDEND GROWTH FUND

Supplement dated February 28, 2017

to the

Prospectus dated April 29, 2016; and

Statement of Additional Information dated April 29, 2016

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 29, 2016, of The Gabelli Dividend Growth Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and SAI.

Portfolio Managers

Effective March 1, 2017, Mr. Robert Leininger, CFA, Portfolio Manager of the Adviser, and Mr. Justin Bergner, CFA, Vice President at Gabelli & Company and Portfolio Manager of the Adviser, will be portfolio managers of the Fund. Ms. Barbara G. Marcin, CFA, Senior Vice President of GAMCO Investors, Inc. (“GBL”), is continuing in her role as a portfolio manager of the Fund, a role she has held since the Fund’s inception in August 1999.

Robert D. Leininger, CFA, joined GBL in 1993 as a security analyst. Mr. Leininger moved to Rorer Asset Management LLC in Philadelphia in 1997, where he was a partner in the firm and member of the investment policy committee. In August 2009, he joined Copeland Capital Management as a partner and portfolio manager before rejoining GBL in 2010 where he currently serves as a portfolio manager for the Adviser and on GAMCO’s institutional and high net worth separate accounts team. He is a member of the Financial Analyst Society of Philadelphia. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Justin Bergner, CFA, is currently a Vice President at Gabelli & Company and a portfolio manager for the Adviser, having rejoined Gabelli & Company in June 2013 as a research analyst covering Diversified Industrials, Home Improvement, and Transport companies. He began his investment career at Gabelli & Company in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Before entering the investment profession, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. Mr. Bergner graduated cum laude from Yale University with a B.A. in Economics & Mathematics and received an M.B.A. in Finance and Accounting from Wharton Business School.

Below is additional information about the new portfolio managers’ other accounts managed, compensation and ownership of securities in the Fund.

New Portfolio Managers – Other Accounts Managed

The information below provides summary information regarding other accounts for which the new portfolio managers were primarily responsible for the day to day management as of December 31, 2016.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Robert D. Leininger, CFA	Registered Investment Companies:	3	$4.1 Billion	2	$4.1 Billion
	Other Pooled Investment Vehicles:	0	$0	0	$
	Other Accounts:	75	$290.0 Million	1	$50.8 Million
Justin Bergner, CFA	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	2	$598,600	0	$0

*	For the portfolio managers, the above chart represents the portion of assets for which the portfolio managers have primary responsibility in the accounts indicated. Certain assets included under “Other Accounts” may be invested in Registered Investment Companies or Other Pooled Investment Vehicles primarily managed by the portfolio manager and therefore may be duplicated.

Potential Conflicts of Interest (All Portfolio Managers)

Actual or apparent conflicts of interest may arise when the portfolio managers also have day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more other accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide the Adviser with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals), the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or a portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the portfolio manager may be motivated to favor certain accounts over others. A portfolio manager also may be motivated to favor accounts in which they has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager in affording preferential treatment to those accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

All Portfolio Managers – Compensation Structure as of December 31, 2016

The compensation of portfolio managers within the Gabelli organization is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). Certain portfolio managers receive similar incentive based variable compensation based on gross revenue for managing other accounts for GAMCO Asset Management Inc.

The compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the net performance fee is paid to the portfolio manager.

These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

New Portfolio Managers – Ownership of Shares in the Fund

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by the Fund’s new portfolio managers as of December 31, 2016:

Name	Dollar Range of Equity Securities Held in Fund*
Robert D. Leininger, CFA	A
Justin Bergner, CFA	A

*	Key to Dollar Ranges

A.	None

B.	$1 – $10,000

C.	$10,001 – $50,000

D.	$50,001 – $100,000

E.	$100,001 – $500,000

F.	$500,001 – $1,000,000

G.	Over $1,000,000

Shareholders Should Retain This Supplement For Future Reference

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